UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 5, 2014 (May 5, 2014)
Date of Report (date of earliest event reported)
_______________________
TRANSCEPT PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1003 W. Cutting Blvd., Suite #110
Point Richmond, California 94804
(Address of principal executive offices)
(510) 215-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2014, Transcept Pharmaceuticals, Inc. issued a press release relating to its financial results for the three months ended March 31, 2014 and certain other information. The full text of the press release is furnished herewith as Exhibit 99.1.
The information in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
The following Exhibit is filed as part of this Current Report on Form 8-K.

(d)	Exhibits

Exhibit Number	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing First Quarter 2014 Financial Results dated May 5, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: May 5, 2014	By:	/s/ Leone D. Patterson
Name: Leone D. Patterson
Title: Vice President, CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing First Quarter 2014 Financial Results dated May 5, 2014.